EXHIBIT 20.1

                          Subsidiary Guarantees of Debt

The Company's Senior Notes, Senior Subordinated Notes and Senior Credit Facility agreements are guaranteed on a full, unconditional, and joint and several basis by certain of the Company's wholly owned domestic subsidiaries. The following is condensed, consolidating financial information for the Company, segregating the guarantor subsidiaries and non-guarantor subsidiaries, as of July 2, 2000, and December 31, 1999, and for the six-month periods ended July 2, 2000, and July 4, 1999 (in millions of dollars). The presentation of certain prior-year amounts has been changed in order to conform to the current-year presentation. Separate financial statements for the guarantor subsidiaries and the non-guarantor subsidiaries are not presented because management has determined that such financial statements would not be material to investors.


                                                                         CONSOLIDATED BALANCE SHEET
                                          ----------------------------------------------------------------------------------------
                                                                                July 2, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 ASSETS
 Current assets
   Cash and temporary investments           $     11.6        $      0.3        $      22.9       $       -         $     34.8
   Accounts receivable, net                        3.2             267.3               82.7               -              353.2
   Inventories, net                                -               455.9              132.3               -              588.2
   Deferred income tax benefits and
     prepaid expenses                            170.8              93.4               12.0            (193.6)            82.6
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current assets                        185.6             816.9              249.9            (193.6)         1,058.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Property, plant and equipment, at cost           25.5           1,538.8              340.4               -            1,904.7
 Accumulated depreciation                        (14.4)           (744.8)            (105.7)              -             (864.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                  11.1             794.0              234.7               -            1,039.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Investments in subsidiaries                   1,404.8             339.7                9.8          (1,754.3)             -
 Investments in affiliates                         7.7               1.9               56.8               -               66.4
 Goodwill, net                                     -               345.1              108.4               -              453.5
 Other assets                                     84.9              33.2               23.0               -              141.1
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Assets                           $  1,694.1        $  2,330.8        $     682.6       $  (1,947.9)      $  2,759.6
                                          ================  ================  ================  ================  ================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                      $     79.7        $      -          $      80.8       $       -         $    160.5
   Accounts payable                                7.5             266.6               84.7               -              358.8
   Salaries and wages                             10.5              77.2                7.4               -               95.1
   Other current liabilities                      33.7             226.5               38.9            (193.6)           105.5
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current liabilities                   131.4             570.3              211.8            (193.6)           719.9

   Long-term debt                              1,097.5              10.1                -                 -            1,107.6
   Intercompany borrowings                      (312.5)            227.9               84.6               -                -
   Employee benefit obligations,
     deferred income taxes and other             114.3              83.8               55.3               -              253.4
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total liabilities                         1,030.7             892.1              351.7            (193.6)         2,080.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Contingencies
 Minority interests                                -                 -                 15.3               -               15.3
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                        54.9               -                  -                 -               54.9
   Convertible preferred stock                     -                 -                179.6            (179.6)             -
   Unearned compensation - ESOP                  (15.7)              -                  -                 -              (15.7)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Preferred shareholders' equity               39.2               -                179.6            (179.6)            39.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------

   Common stock                                  434.5           1,155.9              240.3          (1,396.2)           434.5
   Retained earnings (deficit)                   469.3             284.6              (79.4)           (205.2)           469.3
   Accumulated other comprehensive loss          (29.7)             (1.8)             (24.9)             26.7            (29.7)
   Treasury stock, at cost                      (249.9)              -                  -                 -             (249.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Common shareholders' equity                 624.2           1,438.7              136.0          (1,574.7)           624.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Total shareholders' equity               663.4           1,438.7              315.6          (1,754.3)           663.4
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Liabilities and Shareholders'
        Equity                              $  1,694.1        $  2,330.8        $     682.6       $  (1,947.9)      $  2,759.6
                                          ================  ================  ================  ================  ================


                                                                        CONSOLIDATED BALANCE SHEET
                                          ----------------------------------------------------------------------------------------
                                                                             December 31, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 ASSETS
 Current assets
   Cash and temporary investments           $     13.6        $      0.2        $      22.0       $       -         $     35.8
   Accounts receivable, net                        4.1             151.7               64.4               -              220.2
   Inventories, net                                -               452.1              113.8               -              565.9
   Deferred income tax benefits and
     prepaid expenses                            129.2              94.8               13.0            (163.1)            73.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current assets                        146.9             698.8              213.2            (163.1)           895.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Property, plant and equipment, at cost           25.4           1,525.5              383.7               -            1,934.6
 Accumulated depreciation                        (13.5)           (697.5)            (102.4)              -             (813.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                  11.9             828.0              281.3               -            1,121.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Investments in subsidiaries                   1,412.4             337.7               10.3          (1,760.4)             -
 Investments in affiliates                         9.0               2.3               70.0               -               81.3
 Goodwill, net                                     -               365.2              117.7               -              482.9
 Other assets                                     88.9              37.5               24.5               -              150.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Assets                           $  1,669.1        $  2,269.5        $     717.0       $  (1,923.5)      $  2,732.1
                                          ================  ================  ================  ================  ================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                      $     46.8        $      -          $      57.2       $       -         $    104.0
   Accounts payable                                4.5             285.3               55.7               -              345.5
   Salaries and wages                              7.3              99.1                8.3               -              114.7
   Other current liabilities                      35.0             193.3               40.7            (163.1)           105.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current liabilities                    93.6             577.7              161.9            (163.1)           670.1

   Long-term debt                              1,068.7              24.0                -                 -            1,092.7
   Intercompany borrowings                      (302.6)            199.1              103.5               -                -
   Employee benefit obligations,
     deferred income taxes and other             118.5              83.1               57.1               -              258.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total liabilities                           978.2             883.9              322.5            (163.1)         2,021.5
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Contingencies
 Minority interests                                -                 -                 19.7               -               19.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                        56.2               -                  -                 -               56.2
   Convertible preferred stock                     -                 -                179.6            (179.6)             -
   Unearned compensation - ESOP                  (20.5)              -                  -                 -              (20.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Preferred shareholders' equity               35.7               -                179.6            (179.6)            35.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

   Common stock                                  413.0           1,155.7              240.9          (1,396.6)           413.0
   Retained earnings (deficit)                   481.2             231.2              (23.7)           (207.5)           481.2
   Accumulated other comprehensive loss          (26.7)             (1.3)             (22.0)             23.3            (26.7)
   Treasury stock, at cost                      (212.3)              -                  -                 -             (212.3)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Common shareholders' equity                 655.2           1,385.6              195.2          (1,580.8)           655.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Total shareholders' equity               690.9           1,385.6              374.8          (1,760.4)           690.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Liabilities and Shareholders'
        Equity                              $  1,669.1        $  2,269.5        $     717.0       $  (1,923.5)      $  2,732.1
                                          ================  ================  ================  ================  ================



                                                                        CONSOLIDATED STATEMENT OF EARNINGS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Six Months Ended July 2, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net sales                                  $      -          $  1,678.2        $     216.9       $    (116.3)      $  1,778.8
 Costs and expenses
   Cost of sales (excluding
     depreciation and amortization)                -             1,419.4              179.4            (116.3)         1,482.5
   Depreciation and amortization                   1.1              63.4               14.8               -               79.3
   Business consolidation costs                    2.3              22.1               59.0               -               83.4
   Selling and administrative expenses             5.2              47.1               13.7               -               66.0
   Receivable securitization fees and
     product development                           -                 7.3                0.1               -                7.4
   Interest expense                               38.2               6.9                2.1               -               47.2
   Equity in earnings of subsidiaries             (4.1)              -                  -                 4.1              -
   Corporate allocations                         (25.3)             25.3                -                 -                -
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                  17.4           1,591.5              269.1            (112.2)         1,765.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) before taxes                    (17.4)             86.7              (52.2)             (4.1)            13.0
 Provision for taxes                              22.2             (33.0)               3.4               -               (7.4)
 Minority interests                                -                 -                  2.4               -                2.4
 Equity in earnings of affiliates                 (0.2)             (0.3)              (2.9)              -               (3.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net earnings (loss)                               4.6              53.4              (49.3)             (4.1)             4.6
 Preferred dividends, net of tax                  (1.3)              -                  -                 -               (1.3)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) attributable to common
   shareholders                             $      3.3        $     53.4        $     (49.3)      $      (4.1)      $      3.3
                                          ================  ================  ================  ================  ================

                                                                        CONSOLIDATED STATEMENT OF EARNINGS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Six Months Ended July 4, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net sales                                  $      -          $  1,689.3        $     224.7       $    (114.7)      $  1,799.3
 Costs and expenses
   Cost of sales (excluding
     depreciation and amortization)                -             1,438.6              185.9            (114.7)         1,509.8
   Depreciation and amortization                   1.5              65.0               14.7               -               81.2
   Selling and administrative expenses             7.8              48.5               11.4               -               67.7
   Receivable securitization fees and
     product development                           -                 6.7                0.1               -                6.8
   Interest expense                               26.3              23.9                5.3               -               55.5
   Equity in earnings of subsidiaries            (53.0)              -                  -                53.0              -
   Corporate allocations                         (26.1)             26.1                -                 -                -
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                 (43.5)          1,608.8              217.4             (61.7)         1,721.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) before taxes                     43.5              80.5                7.3             (53.0)            78.3
 Provision for taxes                               4.2             (29.8)              (4.1)              -              (29.7)
 Minority interests                                -                 -                 (0.5)              -               (0.5)
 Equity in earnings of affiliates                  -                 -                 (0.4)              -               (0.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net earnings (loss)                              47.7              50.7                2.3             (53.0)            47.7
 Preferred dividends, net of tax                  (1.4)              -                  -                 -               (1.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) attributable to common
   shareholders                             $     46.3        $     50.7        $       2.3       $     (53.0)      $     46.3
                                          ================  ================  ================  ================  ================



                                                                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Six Months Ended July 2, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Operating Activities
   Net earnings (loss)                      $      4.6        $     53.4        $     (49.2)      $      (4.2)      $      4.6
   Noncash charges to net earnings:
     Depreciation and amortization                 1.1              63.4               14.8               -               79.3
     Business consolidation costs                  2.3              22.1               56.9               -               81.3
     Deferred income taxes                        (2.8)             (4.3)              (6.1)              -              (13.2)
     Equity in earnings of subsidiaries           (4.2)              -                  -                 4.2              -
     Other, net                                    3.2              (6.2)               0.9               -               (2.1)
     Changes in working capital
        components                               (36.7)           (135.4)             (18.0)              -             (190.1)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          operating activities                   (32.5)             (7.0)              (0.7)              -              (40.2)
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                    (0.5)            (40.7)              (5.0)              -              (46.2)
   Investments in and advances to
     affiliates, net                              (9.9)             28.8              (18.9)              -                -
   Other, net                                      3.0              32.9                2.5               -               38.4
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          investing activities                    (7.4)             21.0              (21.4)              -               (7.8)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Financing Activities
   Long-term borrowings                           60.0               -                  -                 -               60.0
   Repayments of long-term borrowings            (18.5)            (13.9)               -                 -              (32.4)
   Change in short-term borrowings                25.0               -                 24.1               -               49.1
   Common and preferred dividends                (10.9)              -                  -                 -              (10.9)
   Proceeds from issuance of common
     stock under various employee and
     shareholder plans                            21.3               -                  -                 -               21.3
   Acquisitions of treasury stock                (37.6)              -                  -                 -              (37.6)
   Other, net                                     (1.4)              -                 (1.1)              -               (2.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          financing activities                    37.9             (13.9)              23.0               -               47.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net Change in Cash and Temporary
    Investments                                   (2.0)              0.1                0.9               -               (1.0)
 Cash and Temporary Investments -
    Beginning of Period                           13.6               0.2               22.0               -               35.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash and Temporary Investments -
    End of Period                           $     11.6        $      0.3        $      22.9       $       -         $     34.8
                                          ================  ================  ================  ================  ================



                                                                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Six Months Ended July 4, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Operating Activities
   Net earnings (loss)                      $     47.7        $     50.7        $       2.3       $     (53.0)      $     47.7
   Noncash charges to net earnings:
     Depreciation and amortization                 1.5              65.0               14.7               -               81.2
     Equity in earnings of subsidiaries          (53.0)              -                  -                53.0              -
     Other, net                                   11.5              12.8                1.9               -               26.2
     Changes in working capital
        components                               (41.9)           (107.7)               1.7               -             (147.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          operating activities                   (34.2)             20.8               20.6               -                7.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                    (0.4)            (34.0)             (10.0)              -              (44.4)
   Investments in and advances to
     affiliates, net                             (50.6)             12.1               38.5               -                -
   Other, net                                      2.5               0.7                2.6               -                5.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          investing activities                   (48.5)            (21.2)              31.1               -              (38.6)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Financing Activities
   Long-term borrowings                          100.0               -                  -                 -              100.0
   Repayments of long-term borrowings            (11.0)              -                (30.5)                             (41.5)
   Change in short-term borrowings                17.0               -                 (7.5)              -                9.5
   Common and preferred dividends                (11.3)              -                  -                 -              (11.3)
   Net proceeds from issuance of common
     stock under various employee and
     shareholder plans                            24.5               -                  -                 -               24.5
   Acquisitions of treasury stock                (33.7)              -                  -                 -              (33.7)
   Other, net                                     (1.5)              -                  0.1               -               (1.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          financing activities                    84.0               -                (37.9)              -               46.1
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net Change in Cash and Temporary
    Investments                                    1.3              (0.4)              13.8               -               14.7
 Cash and Temporary Investments -
    Beginning of Period                           11.6               0.5               21.9               -               34.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash and Temporary Investments -
    End of Period                           $     12.9        $      0.1        $      35.7       $       -         $     48.7
                                          ================  ===============   ================  ================  ================